                                                                   EXHIBIT 10.20

                    SUBORDINATION AND INTERCREDITOR AGREEMENT
                    -----------------------------------------


                  This Subordination and Intercreditor Agreement is made as of this 29th day of December, 1994, among GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Senior Lender"), HANIFEN IMHOFF MEZZANINE FUND, L.P., a Colorado limited partnership ("Subordinated Lender"), CPS ACQUISITION CORP., a Georgia corporation ("Acquisition") and CPS SYSTEMS, INC., a Texas corporation (the "Company"; Acquisition and Company being hereinafter collectively referred to as "Borrower").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                  WHEREAS, Senior Lender and Borrower have entered into a Term Loan Agreement, and Senior Lender and the Company have entered into a Revolving Loan and Security Agreement (as from time to time modified, extended, renewed, or restated, the "Term Loan Agreement" and the "Revolving Loan Agreement," respectively, all of which shall be referred to collectively herein as the "Loan Agreement"), each dated December 29, 1994, together with the other Credit Facilities Documents (as defined in the Loan Agreement), whereby Senior Lender has made and shall make available to Borrower the credit facilities (collectively, the "Senior Loan") therein set forth, which Senior Loan is secured by certain assignments of and security interests in the assets of Borrower, now or hereafter existing, and the pledge of 100% of the issued and outstanding common capital stock in each Borrower, all as more fully set forth in the Credit Facilities Documents; and

                  WHEREAS, Subordinated Lender and the Company have entered into a Note Agreement dated December 29, 1994 (the "Subordinate Debt Loan Agreement") pursuant to which the Company has issued to Subordinated Lender its Senior Subordinated Secured Note due December 31 in the principal amount of $2,100,000 (the "Subordinate Note"; the Subordinate Debt Loan Agreement, the Subordinate Note, and all other documents or instruments executed in connection therewith, as from time to time modified, extended, renewed or restated, collectively the "Subordinated Loan Documents"); and

                  WHEREAS, as set forth in Section 19, Subordinated Lender shall benefit from the execution and delivery of the Loan Agreement and the making of the Senior Loan; and

                  WHEREAS, as a condition of the financial accommodations under the Credit Facilities Documents, the parties hereto are required to enter into this Agreement to establish the priority of the repayment of the Borrower's debt, and to address certain related matters; and

                  WHEREAS, Subordinated Lender and Borrower desire to enter into this Agreement in order to induce Senior Lender to enter into the Loan Agreement with Borrower and to make the Senior Loan.

                  NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. Definitions.
                     -----------

                  Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement, provided that the following terms shall have the meanings set
                --------
forth below:

                  "Borrower's Property" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which Borrower owns, asserts or maintains an interest.

                  "Finally Paid" or "Final Payment," when used in connection with the Senior Indebtedness shall mean the full, final and indefeasible payment of all of the Senior Indebtedness and the irrevocable termination of Senior Lender's obligation to make loans or other advances under the Revolving Loan Agreement.

                  "Insolvency Proceeding" shall mean any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Liens" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrances, whether now existing or hereafter created, acquired or arising.

                  "Senior Indebtedness" means all principal, interest and other obligations at any time due and owing by Borrower to Senior Lender arising out of or incurred in connection with the Credit Facilities Documents or other documents executed in connection with the Senior Loan (and any indebtedness which refinances such principal, interest or other obligations), subject to the provisions of Section 15, as modified, extended, renewed or restated, whether direct or contingent, and whether now existing or hereafter created; provided,
                                                                     --------
however, that for purposes hereof the term "Senior Indebtedness" shall not
-------
include any obligations of Borrower to Senior Lender in respect of loans which are not currently provided for in the Credit Facilities Documents. The foregoing limitation shall not however result in the exclusion from Senior Indebtedness of any capitalization of interest due under the Credit Facilities Documents as currently in effect or the payment of default interest due under the Credit Facilities Documents as currently in effect. Senior Indebtedness shall include, without limitation, all interest which accrues on the principal amount of the Senior Indebtedness subsequent to the commencement of a proceeding under Chapter 11 of the Bankruptcy Code, irrespective of whether or not such interest would be allowed as a claim in such proceedings.

                  "Subordinated Indebtedness" means (i) all indebtedness of Borrower to Subordinated Lender pursuant to the Subordinated Loan Documents and all present and future loans, advances, debts, liabilities, obligations, and indebtedness owing by Borrower to the Subordinated Lender, whether evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by the Subordinated Lender in Borrower's debts owing others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower and (ii) any payments to the Subordinated Lender in redemption or purchase of warrants, capital stock, partnership interest, ownership interest or equity of the Borrower held by such Subordinated Lender or any other payment in respect of warrants, capital stock, partnership interest, ownership interest or equity of the Borrower.

                  "UCC" shall mean Article 9 of the Uniform Commercial Code, as in effect in the State of Arizona from time to time, unless the context otherwise requires.

                  2. Subordination.
                     -------------

                  Subordinated Lender hereby postpones and subordinates, to the extent and in the manner provided in this Agreement, all of the Subordinated Indebtedness to the Final Payment of all of the Senior Indebtedness. Subordinated Lender hereby agrees that all claims and rights of any kind Subordinated Lender may now have or hereafter acquire against Borrower and Borrower's Property resulting from Subordinated Indebtedness shall be subordinate and subject to the claims and rights against Borrower and/or Borrower's Property of Senior Lender arising from or out of the Senior Indebtedness, to the extent and in the manner set forth in this Agreement. If Borrower issues any instrument or document evidencing the Subordinated Indebtedness each such instrument and document shall bear a conspicuous legend that it is subordinated to the Senior Indebtedness in accordance with the terms of this Agreement. Borrower's books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holder of Senior Indebtedness, in accordance with the terms of this Agreement. Senior Lender is authorized to examine such books from time to time and to make any notations required by this Agreement.

                  3.(A). Warranties and Representations of Borrower and
                         ---------- --- --------------- -- -------- ---
Subordinated Lender.
------------ ------

                  Borrower and Subordinated Lender each hereby severally represents and warrants to the Senior Lender that the Senior Lender has been furnished with a true and correct copy of all instruments and securities evidencing or pertaining to the Subordinated Indebtedness. Borrower hereby represents and warrants to the Senior Lender that this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity. Subordinated Lender represents and warrants to the Senior Lender: (A) that this Agreement has been duly executed and delivered by Subordinated Lender and constitutes a legal, valid and binding obligation of Subordinated Lender enforceable against the Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity;
(B) that Subordinated Lender is a limited partnership duly formed, validly existing and in good standing under the laws of Colorado, and in good standing and authorized to do business in each jurisdiction in which a failure to so qualify would have a material adverse effect on the financial condition, operations, prospects, profits, business or property of Subordinated Lender; (C) that the execution, delivery, and performance by Subordinated Lender of this Agreement do not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Subordinated Lender or conflict with, or result in any default under Subordinated Lender's charter, articles of incorporation or similar instrument or any agreement or instrument of any kind to which Subordinated Lender is a party or by which Subordinated Lender or the properties of Subordinated Lender are bound, except for those as to which consents have been obtained and are in full force and effect, and except where such conflict or contravention will not have a material adverse effect on the financial condition, operations, prospects, profits, business or property of Subordinated Lender; (D) that Subordinated Lender is the holder and owner of all of the Subordinated Indebtedness, together with all claims and rights in connection therewith, arising therefrom or evidenced thereby; (E) that neither the execution and delivery by Subordinated Lender of this Agreement nor the performance by Subordinated Lender hereunder requires the consent, approval, order, or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign, or any other person or entity, except such consents as have been obtained by Subordinated Lender and are in full force and effect, and except where the failure to obtain such consent will not have a material adverse effect on the financial condition, operations, prospects, profits, business or property of Subordinated Lender; and (F) that it has not relied and shall not rely on any representation or information of any nature made by or received from Senior Lender relative to Borrower in deciding to execute this Agreement or to permit it to continue in effect.

                  3(B). Warranties and Representations of Senior Lender.
                        ---------- --- --------------- -- ------ ------

                  Senior Lender represents and warrants to the Subordinated
Lender: (A) that this Agreement has been duly executed and delivered by Senior Lender and constitutes a legal, valid and binding obligation of Senior Lender enforceable against the Senior Lender in accordance with its terms, except to the extent that the enforceability hereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity; (B) that Senior Lender is a corporation duly formed, validly existing and in good standing under the laws of Delaware; (C) that all necessary corporate actions have been taken by Senior Lender to authorize the execution and delivery by Senior Lender of this Agreement and the performance of its obligations hereunder; (D) that the execution, delivery, and performance by Senior Lender of this Agreement do not and will not conflict with or result in any default under Senior Lender's articles of incorporation, bylaws or other governing instrument, or any agreement or instrument of any kind to which Senior Lender is a party or by which Senior Lender or its properties are bound, except for those as to which consents have been obtained and are in full force and effect, and except where such conflict or contravention will not have a material adverse effect on the financial condition, operations, prospects, profits, business or property of Senior Lender; (E) that Senior Lender is the holder and owner of all of the Senior Indebtedness, together with all claims and rights in connection therewith, arising therefrom or evidenced thereby; and (F) that it has not relied and shall not rely on any representation or information of any nature made by or received from Subordinated Lender relative to Borrower in deciding to execute this Agreement or to permit it to continue in effect.

                  4. Negative Covenants.
                     -------- ---------

                  Until all of the Senior Indebtedness has been fully and finally paid: (A) Borrower shall not, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties, to secure or satisfy all or any part of the Subordinated Indebtedness, except for a Lien on the Collateral (as defined in the Term Loan Agreement) which is junior to the Lien in favor of Lender on such Collateral and is subject to the terms of this Subordination Agreement; (B) Subordinated Lender shall not demand or accept from Borrower or any other person any such collateral, except for a Lien on the Collateral (as defined in the Term Loan Agreement) which is junior to the Lien in favor of Lender on such Collateral and is subject to the terms of this Subordination Agreement; (C) Borrower shall not discharge the Subordinated Indebtedness other than in accordance with its terms; (D) Subordinated Lender shall not demand or accept from Borrower or other person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with its terms; (E) Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness or convert any or all of the Subordinated Indebtedness to capital stock, equity, ownership interest or other securities of Borrower; (F) Subordinated Lender shall not transfer or assign any of the Subordinated Indebtedness to any person, except upon the condition that such transferee or assignee shall have agreed in writing to be bound by the terms of this Agreement as a Subordinated Lender hereunder; (G) Borrower shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and Subordinated Lender shall not receive any such writing, except upon the condition that such security shall bear the legend referred to in Section 2 above and a true copy thereof shall be furnished to Senior Lender; (H) Borrower shall not directly or indirectly redeem or purchase any warrants, capital stock, ownership interest or other equity interest in Borrower held by Subordinated Lender; (I) Subordinated Lender shall not demand or accept from Borrower or any other person, any payments in redemption or purchase of any warrants, capital stock, ownership interest or other equity interest in Borrower held by Subordinated Lender; (J) neither Borrower nor Subordinated Lender otherwise shall take any action contrary to Senior Lender's priority position over Subordinated Lender that is created by this Agreement; and (K) Subordinated Lender agrees not to exercise any warrants to purchase any capital stock of Borrower.

                  5. Payments of Subordinated Indebtedness.
                     -------- -- ------------ ------------

                  Until all of the Senior Indebtedness has been Finally Paid, Borrower shall not make and Subordinated Lender shall not accept any direct or indirect payment in cash, property or securities, by set-off or otherwise, with respect to any Subordinated Indebtedness, including, without limitation, any principal or interest payments, except to the extent permitted in this Section 5 or Section 6. Borrower shall be permitted to make payments of interest only in respect of the Subordinated Indebtedness in accordance with the provisions of the Subordinated Debt Loan Agreement, and to pay the expenses described in Sections 5.1(e) and 6.17 of the Subordinate Debt Loan Agreement provided that
(i) no Event of Default under Section 8.1 of the Term Loan Agreement or Section
8.1 of the Revolving Loan Agreement, each as in effect on the date hereof, exists at the time of such payment or (ii) such payment does not occur during any Standstill Period, as described in Section 6 hereof. Notwithstanding the foregoing, Subordinated Lender may demand, receive and retain such payments until the Senior Lender has given a Default Notice as described in Section 6 hereof.

                  6. Prohibition on Payments.
                     ----------- -- --------

                  (A) The foregoing provisions of Section 5 to the contrary notwithstanding, upon the happening of any Event of Default or any Incipient Default under Section 8.1.6 of the Loan Agreement under and as defined in the Loan Agreement and upon receipt by Subordinated Lender of written notice (the "Default Notice") from the Senior Lender, no direct or indirect payment in cash, property or securities, by setoff or otherwise, shall be made or agreed to be made by the Borrower or accepted by the Subordinated Lender on account of the principal of, premium or interest on or any other amounts due under the Subordinated Loan Documents or in respect of any redemption, retirement or acquisition of any of the indebtedness evidencing or due under the Subordinated Loan Documents and the Borrower shall not segregate or hold in trust money for any such payment or distribution, unless and until the earliest of the following to occur has occurred: (i) Subordinated Lender has received a written notice from the Senior Lender that the default referred to in such Default Notice has been cured or waived by Senior Lender, or (ii) the expiration of 180 days following the giving of the Default Notice (the period from the date the Default Notice is given to the earlier to occur of the events described in clauses (i) and (ii) of this sentence shall be referred to as the "Standstill Period"). Senior Lender shall not be entitled to give a Default Notice more than one time in any 360 day period. Upon the expiration of the Standstill Period, the Subordinated Lender shall be entitled, notwithstanding anything herein to the contrary, to the immediate payment in full of all suspended payments of the Subordinated Indebtedness to the fullest extent permitted by Section 5, and the Subordinated Lender shall further be entitled to seek enforcement, collection, or realization on such suspended payments of the Subordinated Indebtedness if said suspended payments are not immediately so paid by Borrower.

                  (B) In the event that the Borrower shall make or Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Section 6, such payments shall be held in trust and paid over and delivered to the Senior Lender.

                  (C) In the event that any failure of the Borrower to make or the Subordinated Lender to receive any payment with respect to the Subordinated Indebtedness as a result of the provision of this Section 6 shall be deemed a default under the Subordinated Loan Documents, such event shall not give rise to any right of Subordinated Lender to exercise any remedies otherwise available to it, any provision of the Subordinated Loan Documents to the contrary notwithstanding, until the expiration of the Standstill Period (unless earlier permitted as provided in Section 7).

                  (D) Before Senior Lender shall be entitled to give a Default Notice on account of an Event of Default or an Incipient Default (except for an Event of Default or Incipient Default arising pursuant to Section 8.1.6 or any other Event of Default or Incipient Default which is not reasonably susceptible to cure by Subordinated Lender), Senior Lender shall first give Subordinated Lender a notice (which shall not be deemed a Default Notice) of the Event of Default or Incipient Default and its intention to give a Default Notice on account of such default and Subordinated Lender shall have ten (10) days after receipt of such notice within which to cure payment defaults and twenty (20) Business Days (as defined in the Term Loan Agreement) to cure non-payment defaults.

                  7.  Forbearance of Legal Remedies.
                      ----------- -- ----- --------

                  (A) Subordinated Lender shall not exercise any remedies it may have for an Event of Default under the Subordinated Loan Documents, except as permitted below. The Subordinated Lender may exercise any of its rights and remedies (in each case, subject at all times to the payment subordination and lien subordination provisions set forth in this Agreement), at any time, including, without limitation, accelerating the Subordinated Indebtedness; provided, however, that the Subordinated Lender may not exercise any of its remedies (including, without limitation, accelerating the Subordinated Indebtedness) during a Standstill Period unless: (a) an Insolvency Proceeding shall occur, (b) the Senior Lender commences legal proceedings against the Borrower, or (c) payment of the Senior Indebtedness is accelerated.

                  (B) Nothing in this Agreement shall impair the right of Subordinated Lender to foreclose any security interest in and sell or otherwise dispose of any collateral securing the Subordinated Indebtedness which is not then subject to a Lien granted in favor of the Senior Lender.

                  The Subordinated Lender agrees to provide the Senior Lender with not less than ten (10) days prior written notice of its intent to exercise any legal remedies (the "Subordinate Debt Notice Period"), which notice may be given during a Standstill Period. In the event that Subordinated Lender has commenced to sell, foreclose upon or liquidate any of the Borrower's Property that is subject to a Lien securing Senior Indebtedness, Subordinated Lender will permit Senior Lender to control such sale, foreclosure or liquidation if the Senior Lender gives Subordinated Lender notice of its election to control such sale, foreclosure or liquidation prior to the later to occur of the end of the Subordinated Debt Notice Period or the expiration of any Standstill Period which may be or become in effect, for so long as Senior Lender continues to diligently pursue such sale, foreclosure, or liquidation in a commercially reasonable manner in accordance with (S) 47-9504 of the UCC.

                  8.  Subordinated Indebtedness Subordinated to Prior Payment of
                      ------------ ------------ ------------ -- ----- ------- --
All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the
--- ------ ------------ -- -----------  ----------- -- -------------- -- ---
Borrower.
--------

                  Upon any distribution of assets of the Borrower in any dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending toward liquidation of the business and assets of Borrower:

                  (A) the holder of all Senior Indebtedness shall first be entitled to receive payment in full (or to have such payment duly provided for in a manner previously agreed upon or otherwise satisfactory to it) of the principal thereof, and premium and interest due thereon, and other amounts payable comprising such Senior Indebtedness, before the Subordinated Lender is entitled to receive any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness; and

                  (B) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holder of the Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

                  The Borrower shall give prompt written notice to the Senior Lender and the Subordinated Lender of any dissolution, winding up, liquidation or reorganization of the Borrower or any assignment for the benefit of any of the creditors of the Borrower tending toward the liquidation of the business and assets of the Borrower.

                  9.  Obligation of Borrower Unconditional.
                      ---------- -- -------- -------------

                  Nothing contained herein or in the Credit Facilities Documents is intended to or shall impair, as between the Borrower and the Subordinated Lender only, the obligation of the Borrower, which is absolute and unconditional, to pay to the holder of the Subordinated Indebtedness the principal of, premium (if any) and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Borrower other than the Senior Lender.

                  10. Subordination Rights Not Impaired by Acts or Omissions of
                      ------------- ------ --- -------- -- ---- -- --------- --
Borrower or Holder of Senior Indebtedness.
-------- -- ------ -- ------ ------------

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower, by any act or failure to act, in good faith, by any such holder, by any act or failure to act by the other holder or by any noncompliance by the Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. This subordination shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been fully and finally paid by Borrower or otherwise discharged and released by the Senior Lender. Subordinated Lender shall not be released, nor shall Subordinated Lender's obligation hereunder be in anyway diminished, by any of the following: (A) the exercise or the failure to exercise by Senior Lender of any rights or remedies conferred on it or them under the Credit Facilities Documents hereunder or existing at law or otherwise, or against any of Borrower's Property; (B) the commencement of an action at law or the recovery of a judgment at law against Borrower or any obligor ("Obligor") for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (C) the taking or institution or any other action or proceeding against Borrower or any Obligor; or (D) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Lender) by Senior Lender or anyone acting for Senior Lender. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Senior Lender, from time to time, without notice to Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of Subordinated Lender hereunder: (I) obtain a lien or a security interest in any property to secure any of the Senior Indebtedness; (II) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (III) renew, extend, or otherwise change the time for payment of the Senior Loan or any installment thereof for any period, subject to the provisions of Section 15; (IV) release or compromise any liability of any nature of any person or entity with respect to the Senior Indebtedness; (V) exchange, enforce, waive, release, and apply any of Borrower's Property and direct the order or manner of sale thereof as Senior Lender may in its discretion determine; (VI) enforce their rights hereunder, whether or not Senior Lender shall proceed against any other person or entity;
(VII) agree to any amendment, modification, or alteration of the Credit Facilities Documents and/or exercise its rights to consent to any action or non-action of Borrower which may violate the covenants and agreements contained in the Credit Facilities Documents with or without consideration, on such terms and conditions as may be acceptable to it; or (VIII) exercise any of its rights conferred by the Credit Facilities Documents or by law.

                  11. Authority to Act for Subordinated Lender.
                      --------- -- --- --- ------------ ------

                  Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, if the Subordinated Lender is within ninety (90) days of a final bar on exercising its right to present a proof of debt, proof of claim, suit or other similar right available for the purpose of protecting the Senior Lender's rights created by the subordination herein (to the extent that any of the foregoing proofs, procedures, or rights are relevant in the context of the particular Insolvency Proceeding involved) and at least than 30 days have elapsed since the establishment of such bar date, Subordinated Lender shall advise Senior Lender prior to the date sixty (60) days before such final bar occurs whether Subordinated Lender intends to exercise its rights and present a proof of debt, proof of claim, file suit, or preserve such other rights as are available to Subordinated Lender prior to the expiration of such rights. In the event that Subordinated Lender advises Senior Lender of its intention to let any such rights lapse, Senior Lender shall thereupon immediately have the right to act as Subordinated Lender's attorney-in-fact for the purposes specified in the remainder of this Section 11 (but solely to the extent that any of the actions on behalf of Senior Lender authorized hereby are relevant in the context of the particular Insolvency Proceeding involved). In the event Subordinated Lender, regardless of whether Subordinated Lender notified Senior Lender of its intention to preserve its rights or not, is within thirty (30) days of a final bar on exercising its right to present a proof of debt, proof of claim, file suit or exercise such other similar rights as are available to Subordinated Lender, then upon five (5) days notice to Subordinated Lender, which notice can be given commencing on the forty-fifth (45th) day prior to the date a final bar would prevent Subordinated Lender from exercising its rights described above, unless the Subordinated Lender within the five (5) day notice period presents its proof of debt, proof of claim, suit or preserves such other similar right, Senior Lender shall have the right to act as Subordinated Lender's attorney-in-fact for the purposes specified herein, and Subordinated Lender hereby irrevocably appoints Senior Lender its true and lawful attorney, with full power of substitution, in the name of Subordinated Lender or in the name of Senior Lender, for the use and benefit of Senior Lender, without further or additional notice to Subordinated Lender or any of its representatives, successors or assigns, to perform the following acts, at Senior Lender's option, in such Insolvency Proceeding:

                  (A) To enforce or vote claims comprising the Subordinated Indebtedness, either in its own name or in the name of Subordinated Lender, by proof of debt, proof of claim, suit or otherwise; provided, however,
                                                  --------  -------
Subordinated Lender may preserve its right to vote claims comprising the Subordinated Indebtedness in a manner not inconsistent with this Agreement if Subordinated Lender has presented its proof of debt, proof of claim, or is otherwise pursuing its claim, or if in circumstances where Senior Lender has presented proof of debt, proof of claim, or otherwise filed suit to preserve claims comprising the Subordinated Indebtedness pursuant to this Section 11, if Subordinated Lender notifies Senior Lender of Subordinated Lender's intention to pursue such claims within five (5) Business Days following the filing of any such proof of debt, proof of claim, or suit by Senior Lender in respect of the Subordinated Indebtedness; and

                  (B) To collect any assets of Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Indebtedness and to apply the same, or the proceeds of any realization upon the same that Senior Lender in its discretion elects to effect, to the Senior Indebtedness until all of the Senior Indebtedness has been paid in full, rendering any surplus to Subordinated Lender if and to the extent permitted by law.

In no event shall Senior Lender be liable to Subordinated Lender for any failure to prove the Subordinated Indebtedness, to exercise any right with respect thereto or to collect any sums payable thereon. In the event that Senior Lender shall exercise its rights hereunder and act as Subordinated Lender's attorney-in-fact, Senior Lender shall give notice to Subordinated Lender of any of the foregoing actions within five (5) Business Days following such act; provided, however, that the failure of Senior Lender to give such notice to Subordinated Lender shall not invalidate or otherwise limit the effectiveness of any act undertaken by Senior Lender as attorney-in-fact for Subordinated Lender hereunder, or otherwise provide any rights to Subordinated Lender hereunder.

                  12.      Waivers.
                           -------

                  Borrower and Subordinated Lender each hereby waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by Senior Lender. To the fullest extent permitted by law and except as otherwise expressly provided in Section 6(A) hereof, Borrower and Subordinated Lender each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which Borrower or Subordinated Lender may be a party; notice of any loans made, extensions granted subject to the provisions of Section 15 or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness; prior notice of and consent to any loans made, extension granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement or the Senior Indebtedness. Senior Lender shall give notice to Subordinated Lender of any of the foregoing acts within five (5) Business Days following such act, provided, however, that the failure of Senior Lender to give such notice to Subordinated Lender shall not invalidate or otherwise limit the effectiveness of any act undertaken by Senior Lender or provide any rights to Subordinated Lender hereunder. Subject to the provisions of Section 15, Subordinated Lender assents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon.

                  13.      Indulgences Not Waivers.
                           ----------- --- -------

                  Neither the failure nor any delay on the part of Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

                  14.      Reliance on Judicial Order or Certificate of
                           -------- -- -------- ----- -- ----------- --
Liquidating Agent.
----------- -----

                  Upon any payment or distribution of assets of the Borrower referred to in this Agreement, the Subordinated Lender shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of a trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Subordinated Lender, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto.

                  15. Amendment of the Credit Facilities Documents and the
                      --------- -- --- ------ ---------- --------- --- ---
Subordinated Loan Documents.
------------ ---- ---------

                  Notwithstanding anything herein to the contrary, the Senior Lender agrees that it will not, without the prior written consent of the Subordinated Lender, amend the Credit Facilities Documents so as to increase the financial terms thereof [including, without limitation, the amount of principal, rate of interest (other than with respect to fluctuations in a variable rate of interest in accordance with the terms of the Loan Agreement or with respect to the application of the Default Rate of interest, as provided in the Loan Agreement], fees, annual cash flow recapture prepayments, and prepayment premiums, if any), extend the maturity of the Loan, add or change any covenants in a manner materially more restrictive to the Borrower. Subordinated Lender agrees that it will not, without the consent of the Senior Lender, amend the Subordinated Loan Documents so as to increase the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), extend the maturity thereof, add or change any covenants in a manner materially more restrictive to the Borrower, or effect any other modification to the Subordinated Loan Documents, which would be materially adverse to the Senior Lender.

                  16. Inconsistent or Conflicting Provisions.
                      ------------ -- ----------- ----------

                  In the event any provision of the Credit Facilities Documents or the Subordinated Loan Documents is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail.

                  17. Default.
                      -------

                  Subject to applicable notice and/or grace periods, if any, if any representation or warranty of Borrower or Subordinated Lender in this Agreement or in any instrument evidencing, securing or relating to the Senior Indebtedness proves to have been materially false when made, or, in the event of a breach by either the Borrower or Subordinated Lender in the performance of any of the material terms of this Agreement, or any instrument or agreement evidencing, securing or relating to the Senior Indebtedness, all of the Senior Indebtedness shall, at the option of Senior Lender, become immediately due and payable without presentment, demand, protest, or notices of any kind, notwithstanding any time or credit otherwise allowed. At any time Subordinated Lender fails to comply with any material term of this Agreement that is applicable to Subordinated Lender, Senior Lender may demand specific performance of this Agreement, whether or not Borrower has complied with this Agreement, and may exercise any other remedy available at law or equity.

                  18. Notices.
                      -------

                  All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below, and actually presented at the address of the notice party.

                  (A) If to Senior Lender:
                      ((two copies)

                      Greyhound Financial Corporation
                      1850 North Central Avenue
                      Phoenix, Arizona 85007
                      Attention:  Vice President - Law
                                   and

                      Greyhound Financial Corporation
                      311 So. Wacker, Suite 2725
                      Chicago, Illinois 60606
                      Attn:  Portfolio Manager

                  (B) If to Subordinated Lender:

                      Hanifen Imhoff Mezzanine Fund, L.P.
                      1125 17th Street, Suite 2520
                      Denver, Colorado 80202
                      Attention:  Edward C. Brown, Managing Partner

                      With a Copy to:

                      Holme, Roberts & Owen, LLC
                      1700 Lincoln, Suite 4100
                      Denver, Colorado 80203
                      Attention:  Jim Owen, Jr.

                  (C) If to Borrower:

                      CPS Systems, Inc.
                      3400 Carlisle, Suite 500
                      Dallas, Texas 75204
                      Attention:  Ken Hoofard

                      With a Copy To:

                      Booth, Wade & Campbell
                      Cumberland Center II
                      3100 Cumberland Circle, Suite 1500
                      Atlanta, Georgia 30339
                      Attention:  Larry D. Ledbetter, Esq.

                  Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

                  19. Benefit.
                      -------

                  Each of Subordinated Lender and Senior Lender represents and warrants to the other that the making of the Senior Loan will benefit Subordinated Lender and the making of the Subordinated Loan will benefit Senior Lender; and each of Subordinated Lender and Senior Lender acknowledges to the other that the other would not make the its loan(s) but for the execution of this Agreement. Therefore, each of Senior Lender and Subordinated Lender has received good, sufficient and adequate consideration for the making of this Agreement.

                  20.      Entire Agreement.
                           ------ ---------

                  This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Senior Lender, Borrower and Subordinated Lender.

                  21.      Additional Documentation.
                           ---------- -------------

                  Borrower and Subordinated Lender shall execute and deliver to Senior Lender such further instruments and shall take such further action as Senior Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

                  22.      Expenses.
                           --------

                  Borrower agrees to pay Senior Lender on demand all expenses of every kind, including reasonable attorney's fees, that Senior Lender may reasonably incur in enforcing any of its rights against Borrower under this Agreement. As between Senior Lender and the Subordinated Lender, the non-prevailing party shall pay to the prevailing party all expenses incurred by the prevailing party in enforcing its rights against the nonprevailing party under this Agreement.

                  23.      Successors and Assigns.
                           ---------- --- -------

                  This Agreement shall inure to the benefit of Senior Lender and Subordinated Lender, their respective successors and assigns, and shall be binding upon the parties hereto and their respective successors and assigns, including, without limitation, any subsequent holders of the Subordinate Note. Senior Lender, without notice of any kind, may sell, assign or transfer the Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Senior Lender to enforce this Agreement in full against Borrower and Subordinated Lender, by suit or otherwise, for its own benefit. Subordinated Lender agrees, for the benefit of any such assignee or transferee, that Subordinated Lender's obligations hereunder shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

                  24.      Covenant Not to Challenge.
                           -------- --- -- ---------

                  This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, Subordinated Lender has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. Except as otherwise permitted by the UCC, as between Senior Lender and Subordinated Lender, Subordinated Lender hereby covenants and agrees that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness, nor shall Subordinated Lender instigate other parties to raise any such challenges, nor shall Subordinated Lender participate in or otherwise assert any such challenges which are raised by other parties. The foregoing notwithstanding, in the event that any other party is independently successful in establishing the invalidity or unenforceability of any of the documents or instruments evidencing the Senior Indebtedness, then Subordinated Lender shall be entitled to the benefit of such result, and Subordinated Lender shall not be bound by the subordination provisions of this Agreement to the extent of such invalidity or enforceability.

                  25. Subrogation.
                      -----------

                  Subject to the foregoing provisions hereof, provided that the Senior Indebtedness has been paid in full (and shall not be subject to avoidance under Section 547 of the Bankruptcy Code) the Subordinated Lender shall be subrogated, to the extent of such Senior Indebtedness so paid, to the rights of the holder of such Senior Indebtedness to receive payments or distributions or assets of the Borrower that secure such Senior Indebtedness until all amounts owing on the Subordinated Indebtedness shall be paid in full. For the purpose of such subrogation no payments or distributions to the holder of the Senior Indebtedness by or on behalf of the Borrower or by or on behalf of Subordinated Lender by virtue of the provisions hereof which otherwise would have been made to the Subordinated Lender shall, as between the Borrower, a creditor of the Borrower (other than Subordinated Lender and the Senior Lender) and the Subordinated Lender, be deemed to be payment by the Borrower to or on account of the Senior Indebtedness, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of Subordinated Lender on the one hand, and Senior Lender on the other hand. In the event that Subordinated Lender turns over to any Senior Lender any payment or contributions received by it in accordance with this Agreement, Subordinated Lender shall, for purposes of determining whether an a default under the Subordinated Loan Documents has occurred, be deemed never to have received such payment or distribution. In the event that Borrower fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness.

                  26. Termination of Subordination: Turn Over of Collateral.
                      ----------- -- -------------  ---- ---- -- ----------

                  This subordination shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by Borrower or otherwise discharged and released by the Senior Lender. Upon or subsequent to the termination of this Agreement, the Senior Lender shall, upon Subordinated Lender's request, turn over to Subordinated Lender any of Borrower's Property then in the Senior Lender's possession, to the extent that Subordinated Lender holds any Lien on or security interest in such Property of Borrower, including but not limited to the certificates for shares of Acquisition and the Company held by the Senior Lender pursuant to the Stock Pledge Agreements and related stock powers. In determining whether Subordinated Lender holds any Lien on or security interest in any Property of Borrower in Senior Lender's possession, Senior Lender shall be entitled to rely upon the certification of any officer of Subordinated Lender confirming the existence of Lien in favor of Subordinated Lender, and Borrower hereby releases Senior Lender from any liability or obligation arising as the result of Senior Lender's reliance upon such certification and compliance with the terms of this Section requiring delivery of such property to Subordinated Lender.

                  27. Reinstatement.
                      -------------

                  The obligations of Subordinated Lender under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

                  28. Governing Law.
                      --------- ---

                  THE VALIDITY, CONSTRUCTION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF

ARIZONA. BORROWER AND SUBORDINATED LENDER HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY EITHER BORROWER OR SUBORDINATED LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN A MARICOPA COUNTY, ARIZONA SUPERIOR COURT OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF SENIOR LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SENIOR LENDER SHOULD INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH OF BORROWER AND SUBORDINATED LENDER HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY SENIOR LENDER AND HEREBY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SENIOR LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SENIOR LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH OF BORROWER AND SUBORDINATED LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION.

                  29. Jury Trial.
                      ---- -----

                  SENIOR LENDER, SUBORDINATED LENDER AND BORROWER WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT, EACH ACKNOWLEDGING AND AGREEING THAT ANY CONTROVERSY THAT MAY ARISE HEREUNDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, WOULD BE BETTER PRESENTED TO AND RESOLVED BY A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                  30. Severability.
                      ------------

                  The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  31. Counterparts.
                      ------------

                  This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        GREYHOUND FINANCIAL CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Patricia Murray
                                           -----------------------------------
                                           Name: Patricia Murray
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------

                                        CPS ACQUISITION CORP., a Georgia
                                        corporation


                                        By: /s/ Paul E. Kana
                                           -----------------------------------
                                           Name: Paul E. Kana
                                                ------------------------------
                                           Title: President
                                                 -----------------------------


                                        CPS SYSTEMS, INC., a Texas
                                        corporation


                                        By: /s/ Paul E. Kana
                                           -----------------------------------
                                           Name: Paul E. Kana
                                                ------------------------------
                                           Title: President
                                                 -----------------------------

                                        HANIFEN IMHOFF MEZZANINE FUND,
                                        L.P., a Colorado limited
                                        partnership


                                        By:  HANIFEN IMHOFF CAPITAL
                                             PARTNERS, a Colorado
                                             general partnership,
                                             General Partner


                                        By: /s/ E. C. Brown
                                           -----------------------------------
                                           Name: E. C. Brown
                                                ------------------------------
                                           Title: MANAGING PARTNER
                                                 -----------------------------